Exhibit 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k) of the Securities Exchange Act of 1934, each of the undersigned agrees that a single joint Schedule 13D and any amendments thereto may be filed on behalf of each of the undersigned with respect to the securities held by each of them in DEUTSCHE BANK AKTIENGESELLSCHAFT.

C-QUADRAT SPECIAL SITUATIONS DEDICATED FUND

By: Alexander Smith, Director

By:	/s/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

C-QUADRAT ASSET MANAGEMENT (CAYMAN)

By: Walter Stresemann, Director

By:	/s/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

C-QUADRAT (SUISSE) SA

By: Fabio Michienzi, CEO

By:	/s/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

By:	Walter Stresemann, Director

By:	/s/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

C-QUADRAT ASSET MANAGEMENT (UK) LLP

By:	/s/ Laetitia Muir
Name:	Laetitia Muir
Title:	General Counsel, CCO & MLRO

C-QUADRAT UK LTD.

By: Cristobal Mendez de Vigo, Director

By:	/s/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

C-QUADRAT LUXEMBOURG SA

By: Carlos Mendez de Vigo, Director

By:	/s/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

By: Filippo Campailla, Director

By:	/s/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

C-QUADRAT INVESTMENT AG

By: Cristobal Mendez de Vigo, Director

By:	/s/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

By: Carlos Mendez de Vigo, Authorized Representative

By:	/s/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

CUBIC (LONDON) LIMITED

By: Alvaro De Salinas Harnden, Director

By:	/s/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

By: Carlo Michienzi, Non-Executive Chairman

By:	/s/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

HNA GROUP (INTERNATIONAL) ASSET

MANAGEMENT COMPANY LIMITED

By:	/s/ Chao Chen
Name:	Chao Chen
Title:	Director

HNA GROUP (INTERNATIONAL) COMPANY LIMITED

By:	/s/ Chao Chen
Name:	Chao Chen
Title:	Director

HNA GROUP CO., LTD.

By:	/s/ Chao Chen
Name:	Chao Chen
Title:	Attorney-in-Fact**

HAINAN TRAFFIC ADMINISTRATION HOLDING CO. LTD

By:	/s/ Chao Chen
Name:	Chao Chen
Title:	Attorney-in-Fact**

SHENG TANG DEVELOPMENT (YANGPU) CO. LTD

By:	/s/ Chao Chen
Name:	Chao Chen
Title:	Attorney-in-Fact**

HAINAN PROVINCE CIHANG FOUNDATION

By:	/s/ Chao Chen
Name:	Chao Chen
Title:	Attorney-in-Fact**

HAINAN CIHANG CHARITY FOUNDATION, INC.

By:	/s/ Chao Chen
Name:	Chao Chen
Title:	Attorney-in-Fact**

*	See Power of Attorney filed with Amendment No. 4 as Exhibit 99.2.
**	See Power of Attorney for the HNA Entities filed with Amendment No. 6 as Exhibit 99.3.